Sesen Bio Reports Third Quarter 2019 Financial Results and Update on Regulatory Activities Related to Vicinium On Track for Anticipated Initiation of BLA Submission in December, 2019 CAMBRIDGE, Mass., November 12, 2019 – Sesen Bio (Nasdaq: SESN), a late-stage clinical company developing targeted fusion protein therapeutics for the treatment of patients with cancer, today reported financial results for the third quarter of 2019 and provided an update on regulatory activities related to Vicinium. “The third quarter of 2019 marked a pivotal period for the Company, as we began preparations to transition from a development stage to a commercial stage organization,” said Dr. Thomas Cannell, president and chief executive officer of Sesen Bio. “We believe Vicinium has demonstrated compelling and clinically meaningful efficacy, and we look forward to submitting these data to the FDA as part of the initiation of our BLA submission in December. This key value inflection point sets up 2020 to be a transformational year for us and we are excited to continue working expeditiously to potentially bring Vicinium to market to help save and improve the lives of patients with NMIBC.” Vicinium Regulatory Pathway Update • Recent positive interactions with the FDA support the Company’s confidence in the regulatory and commercial pathway for Vicinium • On November 4, 2019, the Company met with the FDA for a Type C meeting to discuss the details of a post-marketing confirmatory trial for Vicinium. The Company reached agreement with the FDA that the trial will enroll BCG- refractory patients who have received less-than-adequate BCG. This represents a broader patient population than the BCG-intolerant population originally proposed and it is anticipated that, if Vicinium is approved by the FDA and the post-marketing confirmatory trial is successful, labeling will be expanded to include this additional patient population. This trial is expected to be powered to demonstrate the superior efficacy of Vicinium compared to currently utilized therapies for the primary endpoints, which are expected to include the complete response rate and duration of response in CIS patients. These data, along with the secondary endpoints, which are expected to include a number of quality of life, survival and safety endpoints, are anticipated to position Vicinium for favorable reimbursement with payers. Key Fourth Quarter 2019 Events • FDA meeting on December 4, 2019 to discuss the submission strategy for CMC Module 3 • Anticipated initiation of BLA submission under a Rolling Review in December 2019 • Sesen Bio Regulatory Update in December 2019

Third Quarter 2019 Financial Results • Cash Position: Cash and cash equivalents were $57.9 million as of September 30, 2019, compared to $50.4 million as of December 31, 2018. • R&D Expenses: Research and development expenses for the third quarter of 2019 were $6.6 million compared to $3.4 million for the same period in 2018. The increase of $3.2 million was due primarily to costs related to the ongoing technology transfer process as we scale-up for commercial manufacturing and increased regulatory, internal and external staffing costs, partially offset by reduced expenses related to the Phase 3 VISTA trial. • G&A Expenses: General and administrative expenses for the third quarter of 2019 were $3.2 million compared to $3.8 million for the same period in 2018. The decrease was due primarily to lower legal, commercial and internal employee staffing costs, offset by higher professional fees. • Net Loss: Net loss was $13.1 million, or $0.13 per share, for the third quarter of 2019, compared to $14.0 million, or $0.18 per share, for the third quarter of 2018. The decrease was due primarily to a lesser non-cash change in the fair value of contingent consideration, offset by the higher research and development expenses described above. About the VISTA Clinical Trial The VISTA trial is an open-label, multicenter, single-arm Phase 3 clinical trial evaluating the efficacy and tolerability of Vicinium® as a monotherapy in patients with high-risk, bacillus Calmette-Guérin (BCG) unresponsive non-muscle invasive bladder cancer (NMIBC). The primary endpoints of the trial are the complete response rate and the duration of response in patients with carcinoma in situ with or without papillary disease. Patients in the trial received locally administered Vicinium twice a week for six weeks, followed by once-weekly treatment for another six weeks, then treatment every other week for up to two years. To learn more about the Phase 3 VISTA trial, please visit www.clinicaltrials.gov and search the identifier NCT02449239. About Vicinium® Vicinium, a locally-administered fusion protein, is Sesen Bio’s lead product candidate being developed for the treatment of high-risk non-muscle invasive bladder cancer (NMIBC). Vicinium is comprised of a recombinant fusion protein that targets epithelial cell adhesion molecule (EpCAM) antigens on the surface of tumor cells to deliver a potent protein payload, Pseudomonas Exotoxin A. Vicinium is constructed with a stable, genetically engineered peptide tether to ensure the payload remains attached until it is internalized by the cancer cell, which is believed to decrease the risk of toxicity to healthy tissues, thereby improving its safety. In prior clinical trials conducted by Sesen Bio, EpCAM has been shown to be overexpressed in NMIBC cells with minimal to no EpCAM expression observed on normal bladder cells. Sesen Bio is currently conducting the Phase 3 VISTA trial, designed to support the registration of Vicinium for the treatment of high-risk NMIBC in patients who have previously received a minimum of two courses of bacillus Calmette-Guérin (BCG) and whose disease is now BCG-unresponsive. Additionally, Sesen Bio believes that cancer cell-killing properties of Vicinium promote an anti- tumor immune response that may potentially combine well with immuno-oncology drugs, such as checkpoint inhibitors. The activity of Vicinium in BCG-unresponsive NMIBC is also being explored at the US National Cancer Institute in combination with AstraZeneca’s immune checkpoint inhibitor durvalumab. About Sesen Bio Sesen Bio, Inc. is a late-stage clinical company advancing targeted fusion protein therapeutics for the treatment of patients with cancer. The company’s lead program, Vicinium®, also known as VB4-845, is currently in a Phase 3 registration trial for the treatment of high-risk, BCG- unresponsive non-muscle invasive bladder cancer (NMIBC). Vicinium is a locally-administered targeted fusion protein composed of an anti-EPCAM antibody fragment tethered to a truncated form of Pseudomonas Exotoxin A for the treatment of high-risk NMIBC. For more information, please visit the company’s website at www.sesenbio.com. Cautionary Note on Forward-Looking Statements Any statements in this press release about future expectations, plans and prospects for the Company, the Company’s strategy, future operations, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward- looking statements as a result of various important factors, including: the uncertainties inherent in the conduct of clinical trials, our ability to successfully develop our product candidates and complete our planned clinical programs, expectations regarding future meetings with the FDA, our ability to obtain marketing approvals for our product candidates, the adequacy of any clinical models, expectations regarding regulatory submissions, labeling, and approvals and other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Contact: Chad Myskiw, Senior Director, Strategic Planning ir@sesenbio.com

SESEN BIO, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (Unaudited; In thousands, except per share data) Three Months ended Nine Months ended September 30, September 30, 2019 2018 2019 2018 Operating expenses: Research and development $ 6,613 $ 3,372 $ 19,243 $ 9,406 General and administrative 3,238 3,825 8,910 8,128 Change in fair value of contingent consideration 3,600 7,200 46,600 9,900 Total operating expenses 13,451 14,397 74,753 27,434 Loss from Operations (13,451) (14,397) (74,753) (27,434) Other income (expense): Other income, net 319 382 806 498 Net Loss and Comprehensive Loss $ (13,132) $ (14,015) $ (73,947) $ (26,936) Net loss per common share - basic and diluted $ (0.13) $ (0.18) $ (0.85) $ (0.48) Weighted-average common shares outstanding - basic and diluted 101,266 77,030 86,575 56,526

SESEN BIO, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited; In thousands, except share and per share data) September 30, December 31, 2019 2018 Assets Current assets: Cash and cash equivalents $ 57,865 $ 50,422 Prepaid expense and other current assets 1,547 1,334 Total current assets 59,412 51,756 Restricted cash 20 20 Property and equipment, net of accumulated depreciation of $4,519 and $4,355, respectively 294 321 Intangible assets 46,400 46,400 Goodwill 13,064 13,064 Other assets 208 - Total Assets $ 119,398 $ 111,561 Liabilities and Stockholders' Equity Current liabilities: Accounts payable $ 2,583 $ 1,367 Accrued expenses 6,350 4,746 Other current liabilities 159 - Total current liabilities 9,092 6,113 Contingent consideration 95,000 48,400 Deferred tax liability 12,528 12,528 Other liabilities 311 313 Total Liabilities 116,931 67,354 Commitments and contingencies Stockholders' Equity: Preferred stock, $0.001 par value per share; 5,000,000 shares authorized at September 30, 2019 and December 31, 2018; no shares issued and outstanding at September 30, 2019 and December 31, 2018 - - Common stock. $0.001 par value per share; 200,000,000 shares authorized at September 30, 2019 and December 31, 2018; 101,267,578 and 77,456,180 shares issued and outstanding at September 30, 2019 and December 31, 2018, respectively 101 77 Additional paid-in capital 262,337 230,154 Accumulated deficit (259,971) (186,024) Total Stockholders' Equity 2,467 44,207 Total Liabilities and Stockholders' Equity $ 119,398 $ 111,561